Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: 212 937-8202 Fax: 212 937-8998 www.deloitte.com

Golub Capital Partners ABS Funding 2021-2 c/o GC Investment Management LLC 5326 Yacht Haven Grande Unit 17, Bldg K, Ste. 201 St. Thomas, U.S. Virgin Islands 00802	Deutsche Bank Securities Inc. 60 Wall Street, 5th Floor New York, New York 10005

Morgan Stanley & Co. LLC 1585 Broadway, 4th Floor New York, New York 10036	GC Investment Management LLC 5326 Yacht Haven Grande Unit 17, Bldg K, Ste. 201 St. Thomas, U.S. Virgin Islands 00802

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of middle market and recurring revenue loans in connection with the proposed offering of  certain classes of notes by Golub Capital Partners ABS Funding 2021-2 (the “Issuer”).  The Issuer is responsible for the information provided to us, including the information set forth in the Collateral Obligation Database (as defined herein).

The Issuer has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Collateral Obligation Database. Additionally, GC Investment Management LLC (the “Collateral Manager”), Deutsche Bank Securities Inc. (the “Initial Purchaser”), and Morgan Stanley & Co. LLC, (collectively with the Collateral Manager and the Initial Purchaser, the “Other Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report was requested or for any other purpose.

We performed certain procedures on earlier versions of the Collateral Obligation Database and communicated differences prior to being provided the final Collateral Obligation Database which was subjected to the procedures described below.

Golub Capital Partners ABS Funding 2021-2 MUFG Securities Americas Inc. Deutsche Bank Securities Inc. Morgan Stanley & Co. LLC	2

For purposes of this report:
•
Representatives of the Initial Purchaser provided us with an electronic database (the “Collateral Obligation Database”) containing certain information, as represented to us by the Initial Purchaser, as of September 13, 2021 (the “Calculation Date”), with respect to a portfolio of loans (the “Collateral Obligations”).

•
Representatives of the Collateral Manager provided us with an electronic database (the “Collateral Manager Data File”) containing certain information with respect to the Collateral Obligations. It should be noted that such information is used in our comparisons and to the extent such information is not accurate, the results of our comparisons would reflect such inaccuracies.  Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

The procedures and associated findings are as follows:

At the request of the Issuer and Other Specified Parties, we compared the certain attributes set forth on the Collateral Obligation Database and specified in the attached Exhibit (the “Specified Attributes”) for each Collateral Obligation specified on the Collateral Obligation Database to the corresponding information set forth on or derived from the Collateral Manager Data File and found them to be in agreement.

We performed no procedures to confirm:
•	the accuracy, reasonableness or completeness of any of the information set forth in or derived from the Collateral Manager Data File.
•	any attributes of the Collateral Obligations set forth on the Collateral Obligation Database other than the Specified Attributes to the extent described herein.

We were engaged by the Issuer to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information set forth in the Collateral Obligation Database.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Furthermore, we make no representations and express no opinion as to:
•	questions of legal interpretation.
•	the accuracy, reasonableness or completeness of the information or assumptions provided to us by the Collateral Manager or the Initial Purchaser.
•	the accuracy, reasonableness or completeness of the information obtained or derived from the Collateral Manager Data File.

Golub Capital Partners ABS Funding 2021-2 MUFG Securities Americas Inc. Deutsche Bank Securities Inc. Morgan Stanley & Co. LLC	3

We are required to be independent of the Issuer and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Issuer and the Other Specified Parties and is not intended to be and should not be used by anyone other than these specified parties.
Yours truly,

Deloitte & Touche LLP

September 23, 2021

Exhibit
Specified Attributes

Issuer (issuer name)	Total first lien debt
Company type (middle market / late stage)	Total debt
Seniority	TTM EBITDA
Par	First lien debt to TTM EBITDA (current)
Unfunded balance	Total debt to TTM EBITDA (current)
Capitalized interest	Leverage covenant (most recent compliance certificate)
Global tranche size	Average liquidity (most recent compliance cert)
Maturity date	Liquidity Cov
WAL	Debt to RR (most recent compliance cert)
Floating rate index	Debt to RR covenant (most recent compliance cert)
Base rate	Enterprise value
Libor floor rate	Debt to enterprise value (current)
Libor spread	TTM recurring revenue (current)
All-in rate	Senior debt to TTM recurring revenue (net of cash)
PIK spread	Underwritten (TTM/LQA) recurring revenue (at last origination)
Pmt frequency	Senior debt to recurring revenue (at last origination)
Country	Last origination date
Moody’s Industry	Initial origination date
S&P Industry	Next amort date
Current internal risk rating	Amort % per year
Defaulted	Agent bank
Cash